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                                                        Exhibit 10.8

                                [AT&T LETTERHEAD]

                                                                   July 25, 2000

AT&T Latin America Corp.
2333 Ponce de Leon Blvd.
Coral Gables, FL 33134

                AT&T LATIN AMERICA 2000 LONG TERM INCENTIVE PLAN

Ladies and Gentlemen:

         Reference is made to the Registration Statement on Form S-4 filed on today's date, by AT&T Latin America Corp. (the "STATEMENT"). This is to advise you that AT&T, as a majority shareholder of AT&T Latin America, will approve the AT&T Latin America 2000 Long Term Incentive Plan in a form substantially similar to that exhibited with the Statement, with such substantial changes as may be mutually agreed upon between AT&T and AT&T Latin America, at the latter's first annual shareholder's meeting or such other special shareholder's meeting as may be called for purposes of obtaining shareholder approval for said plan.

                                                    AT&T CORPORATION


                                                     By: /s/ John A. Haigh
                                                         -----------------------
                                                          Name: John A. Haigh
                                                          Title: Vice President